UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 30, 2006
                                               ---------------------------------
                Morgan Stanley ABS Capital I Inc. Trust 2006-HE5
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                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
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              (Exact name of depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
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               (Exact name of sponsor as specified in its charter)

        Delaware                    333-130694-09                13-3939229
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(State or other jurisdiction        (Commission                (IRS Employer
 of incorporation of depositor)      File Number               Identification
                                   of issuing entity)         No. of depositor)

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices                  (Zip Code of depositor)
        of depositor

Registrant's telephone number, including area code      (212) 761-4000

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 21, 2006, Morgan Stanley ABS Capital I Inc. entered into Amendment No. 1 (the "Amendment") to the Pooling and Servicing Agreement, dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), among Morgan Stanley ABS Capital I Inc., as Depositor, Wells Fargo Bank, National Association, as Servicer and a Custodian, Countrywide Home Loans Servicing LP, as a Servicer, WMC Mortgage Corp., as a Responsible Party, HomEq Servicing Corporation, as a Servicer, New Century Mortgage Corporation, as a Servicer, NC Capital Corporation, as a Responsible Party, Decision One Mortgage Company, LLC, as a Responsible Party, LaSalle Bank National Association, as a Custodian, and Deutsche Bank National Trust Company, as Trustee, relating to the Morgan Stanley ABS Capital I Inc. Trust 2006-HE5, Mortgage Pass-Through Certificates, Series 2006-HE5. The full text of the Amendment is attached as Exhibit 4.2 to this Current Report on Form 8-K. Any terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

4.2 Amendment No. 1 to the Pooling and Servicing Agreement, dated as of June 1, 2006, among Morgan Stanley ABS Capital I Inc., as Depositor, Wells Fargo Bank, National Association, as Servicer and a Custodian, Countrywide Home Loans Servicing LP, as a Servicer, WMC Mortgage Corp., as a Responsible Party, HomEq Servicing Corporation, as a Servicer, New Century Mortgage Corporation, as a Servicer, NC Capital Corporation, as a Responsible Party, Decision One Mortgage Company, LLC, as a Responsible Party, LaSalle Bank National Association, as a Custodian, and Deutsche Bank National Trust Company, as Trustee, relating to the Series 2006-HE5 Certificates.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 1, 2006                      MORGAN STANLEY ABS CAPITAL I INC.


                                            By: /s/ Steven Shapiro
                                               --------------------------
                                               Name: Steven Shapiro
                                               Title: Managing Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.        Description                                    Electronic (E)
-----------        -----------                                    --------------

4.2                Amendment No. 1 to the Pooling and                   (E)
                   Servicing Agreement, dated as of June 1,
                   2006, among Morgan Stanley ABS Capital I
                   Inc., as Depositor, Wells Fargo Bank,
                   National Association, as Servicer and a
                   Custodian, Countrywide Home Loans
                   Servicing LP, as a Servicer, WMC Mortgage
                   Corp., as a Responsible Party, HomEq
                   Servicing Corporation, as a Servicer, New
                   Century Mortgage Corporation, as a
                   Servicer, NC Capital Corporation, as a
                   Responsible Party, Decision One Mortgage
                   Company, LLC, as a Responsible Party,
                   LaSalle Bank National Association, as a
                   Custodian, and Deutsche Bank National
                   Trust Company, as Trustee, relating to
                   the Series 2006-HE5 Certificates.